[LOGO]


SKYLINE SPECIAL EQUITIES PORTFOLIO
INVESTING IN SMALL-SIZED COMPANIES


STRATEGY

- Value orientation - low price/earnings ratio- 20% plus discount to the market

- Attention to growth - forecasted EPS growth in the 10% to 20% range

- Focus on "neglected" companies - limited Wall Street research coverage

- Market cap range of $100 million to $700 million




DECEMBER 31, 1997

LETTER FROM WILLIAM M. DUTTON, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998


Dear Shareholder:

The 1997 return for the Fund showed a gain of 35.43%, far exceeding the 22.36% gain registered by the Russell 2000 Index. For the fourth quarter of 1997, the Fund showed a loss of 4.19%, slightly more than the 3.35% loss experienced by the Russell 2000 Index. The net asset value closed the year at $21.66 per share, following a distribution of $2.89 per share in mid-December. The distribution consisted of $1.05 per share of long-term capital gain and $1.84 per share of short-term capital gain. The excellent performance for the year was due to good stock selection, favorable sector weightings, an investment style that was in vogue, and a strong economy that enabled many companies to report improved earnings.

MARKET REVIEW

The big news of the fourth quarter was the financial crisis in Asia, highlighted by weak currencies and falling overseas stock markets. The United States stock market declined sharply in October and spent the remainder of the quarter attempting to recover those losses. Large cap stocks, as measured by the S&P 500 Index, managed to recoup all of their losses and finish with a gain for the quarter. Unfortunately, small cap stocks, as measured by the Russell 2000 Index, showed only a marginal gain from the October lows and finished the quarter in negative territory. In times of perceived financial crisis, such as the Asian situation today, a dichotomy in performance often occurs because investors typically feel more comfortable owning large blue chip stocks. Once the crisis atmosphere dissipates, small cap stocks generally show improved performance.

The Asian crisis also had an impact on sector performance in the fourth quarter. Noncyclical stocks were strong and cyclical stocks were weak due to the perception that the Asian crisis would slow economic growth around the world and negatively impact the earnings of U.S. companies. Also, long-term interest rates declined due to the belief that the Asian crisis would have a deflationary effect on the economy. Utilities and financial stocks, beneficiaries of declining interest rates and investors' interest in noncyclical stocks, were the standouts for the quarter.

Small cap stocks underperformed large cap stocks for the fourth consecutive year, as the S&P 500 gained 33.38% compared to the 22.36% gain for the Russell 2000 Index. This result was surprising since small cap stocks seemed to have several advantages during 1997, including attractive relative valuation, superior earnings growth since mid-year, less exposure to weak Asian economies, and less negative impact from the strong U.S. dollar. However, these advantages apparently were not enough to compensate for investors' preference for "safe" blue chip stocks.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

In terms of investment styles, small cap value investing did much better than small cap growth investing in 1997. Small cap value did well partly due to the strength in the U.S. economy and its positive impact on those industries in which small cap managers tend to invest. Also, financial stocks, a favorite area for value managers, were among the best performing in the market. Growth stock managers, on the other hand, were hurt by their preference for technology and health care stocks, which did quite poorly for the year. Also, we believe that price/earnings multiple compression hurt the returns of many high multiple growth stocks.

PORTFOLIO REVIEW

The Fund showed a loss of 4.19% for the fourth quarter. The Fund was hurt by its exposure to economically sensitive stocks, which did poorly due to investors' preference for noncyclical issues. Also, a number of stocks showed larger-than-normal declines due to either fundamental problems or price setbacks following big advances earlier in the year. In most cases we believe these stocks will recover and show their full value in the future. The financial services sector of the Fund was a notable underperformer for the period, showing a loss for the quarter while financial stocks in the Russell 2000 Index did well overall. These negatives were partially offset by generally good stock selection in most sectors of the Fund.

For the year, the Fund showed a gain of 35.43% compared to a gain of 22.36% for the Russell 2000 Index. The primary reason for the strong year was good stock selection, as the Fund had numerous large gainers and relatively few large losers. Winning stocks came from many different industries and usually resulted from individual companies performing well fundamentally. Stock selection was helped by a favorable economy that allowed many companies to report improved earnings. In terms of sector weightings, the Fund benefited from low weightings in technology and health care stocks, two of the weakest performing sectors in the market. However, through most of the year, the Fund was modestly underweighted in financial stocks, one of the strongest sectors of the year.

Two themes stand out as being most important today. First, the Fund has a large weighting in economically sensitive stocks and will benefit most from strength in the consumer and industrial parts of the economy. Second, a large part of the Fund is invested in restructuring situations, companies that have hired new CEOs to improve profitability. These situations are less dependent on the economy and more dependent on company specific initiatives.


2                         ANNUAL REPORT - DECEMBER 31, 1997

OUTLOOK

We are cautiously optimistic about prospects for the Fund over the next year. Small cap stocks as a group are trading at very attractive valuation levels compared to large cap stocks. At the same time, fundamentals seem to favor small cap stocks since the domestic economy is strong and they are not as affected by the international problems that currently impact large multinational companies. Our enthusiasm is restrained only because overall stock market valuations are high and economic conditions seem as if they cannot get much better. It is at times like this that stocks often peak. Regardless of near-term market movements, however, we believe that our small cap value-oriented approach will yield good returns to investors over the long term.

/s/ William M. Dutton



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

[CHART]
         Special Equities    Russell 2000     S&P 500
4/23/87       10,000           10,000         10,000
1987           8,314            7,567          8,794
1988          10,787            9,449         10,247
1989          13,377           10,986         13,469
1990          12,135            8,843         13,037
1991          17,885           12,914         17,018
1992          25,470           15,294         18,325
1993          31,289           18,184         20,158
1994          30,929           17,582         20,424
1995          35,206           22,932         28,087
1996          45,897           26,715         34,617
1997          62,161           32,663         46,172


Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.


              ANNUAL REPORT - DECEMBER 31, 1997                       3

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                           4Q
                          1997                1997               3 yrs.
SPECIAL EQUITIES         -4.19               35.43               26.20


RUSSELL 2000             -3.35               22.36               22.33


S&P 500                   2.84               33.38               31.24

                                         Calendar Years

                          1997      1996      1995      1994      1993
SPECIAL EQUITIES          35.4      30.4      13.8      -1.2      22.9

RUSSELL 2000              22.4      16.5      28.4      -1.8      18.9

S&P 500                   33.4      23.3      37.5       1.3      10.0



SECTOR WEIGHTINGS (as of December 31, 1997)
--------------------------------------------------------------------------------

[CHART]

Autos & Transportation             11.5%

Cash                                5.4%

Technology                          3.5%

Producer Durables                  11.5%

Materials & Processing             13.3%

Health Care                         4.2%

Financial Services                 15.2%

Energy                              4.1%

Consumer Discretionary             29.7%

Consumer Staples                    1.6%


4                         ANNUAL REPORT - DECEMBER 31, 1997

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                                                 Since
                         5 yrs.              10 yrs.          Inception(2)
SPECIAL EQUITIES         19.54               22.28               18.63

RUSSELL 2000             16.41               15.76               11.71

S&P 500                  20.30               18.04               15.38

                                              Calendar Years

                          1992      1991      1990      1989      1988    1987(2)
SPECIAL EQUITIES          42.5      47.4      -9.3      24.0      29.7     -16.9

RUSSELL 2000              18.4      46.1     -19.5      16.2      24.9     -24.3

S&P 500                    7.7      30.6      -3.2      31.4      16.5     -12.0


SECTOR PERFORMANCE (as of December 31, 1997)
--------------------------------------------------------------------------------

                                   4Q 1997                   1997
                             ------------------       ------------------
                             SPECIAL    RUSSELL       SPECIAL    RUSSELL
                             EQUITIES    2000         EQUITIES    2000
      CONSUMER STAPLES         20.5%      3.9%         -15.0%     40.1%
                          -------------------------------------------------
                 OTHER          0.0       2.0            0.0      33.2
                          -------------------------------------------------
             UTILITIES          0.0      13.7           23.7      35.6
                          -------------------------------------------------
           HEALTH CARE         -0.9      -7.2           24.5      10.3
                          -------------------------------------------------
    FINANCIAL SERVICES         -1.5       5.8           45.6      36.0
                          -------------------------------------------------
     PRODUCER DURABLES         -3.2      -9.4           58.5      26.3
                          -------------------------------------------------
            TECHNOLOGY         -4.4     -16.0           51.7       1.3
                          -------------------------------------------------
CONSUMER DISCRETIONARY         -4.7      -3.3           37.5      21.4
                          -------------------------------------------------
MATERIALS & PROCESSING         -6.3      -7.3           41.1      13.1
                          -------------------------------------------------
AUTOS & TRANSPORTATION        -10.4      -3.1            8.3      31.3
                          -------------------------------------------------
                ENERGY        -11.3     -16.0           31.4      14.4
                          -------------------------------------------------


              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                               SPECIAL
                               EQUITIES     RUSSELL 2000     S&P 500
P/E RATIO (MEDIAN)               17.1           21.9           21.6
PRICE/BOOK                       2.36           2.85           4.11
PRICE/SALES                      0.81           1.47           1.77
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL       15.4%          21.4%          12.6%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $  WGHTD. MED.    $410 million   $750 million    $34 billion
PORTFOLIO VALUE              $467 million   $873 billion  $7,536 billion
NUMBER OF HOLDINGS                84            1,894           500
--------------------------------------------------------------------------------
TICKER SYMBOL:                  SKSEX
CUSIP #:                       830833208
INITIAL INVESTMENT:             $1,000
SUBSEQUENT INVESTMENT:           $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INTERNATIONAL MULTIFOODS CORP. (IMC)

International Multifoods operates food manufacturing and foodservice distribution businesses in the United States, Canada, and Venezuela. IMC is experiencing a dramatic improvement in profitability as a result of steps taken by the company's new CEO, Gary Costley. Costley was previously the president of Kellogg Company's North America division, which has over $4 billion in revenues. IMC is expected to continue to show rapid earnings growth through margin enhancement driven by the reduction of overhead, elimination of unprofitable product lines, and better asset utilization. IMC is inexpensive relative to its $130 per share in sales and earnings power of $3.00 per share.

MAGNETEK, INC. (MAG)

MagneTek is a manufacturer of magnetic and electrical products, including lighting ballasts, electric motors, generators, and power supplies. MAG is currently in the early stages of a turnaround in its operations led by Ronald Hoge, who was named president and CEO of MAG in July 1996. Prior to joining MAG, Hoge was president of the Aerospace Equipment Systems Division of AlliedSignal, Inc., which has over $2 billion in revenues. Hoge brings a bottom-line focus and strong operating management skills to a firm that historically was operated with the goal of growing the top line. Earnings are expected to grow rapidly over the next several years as management improves margins from their currently depressed levels by consolidating operations, reducing overhead, and moving manufacturing to low-cost locations. At current price levels, MAG is inexpensive relative to its earnings power of over $2.50 per share.


6                         ANNUAL REPORT - DECEMBER 31, 1997


TOP TEN HOLDINGS(3)                                              % OF NET ASSETS
--------------------------------------------------------------------------------
FURON COMPANY
  Polymer-based products                                               2.1%

DELPHI FINANCIAL GROUP, INC.
  Accident & health insurance                                          2.0%

ALLIED GROUP, INC.
  Personal lines insurance                                             1.8%

MAGNETEK, INC.
  Integrated electrical products                                       1.7%

IHOP CORP.
  Restaurant operator                                                  1.7%

INTERPOOL, INC.
  Container leasing firm                                               1.7%

FINGERHUT COMPANIES, INC.
  Catalog retailer                                                     1.6%

UNITED STATIONERS INC.
  Office products distributor                                          1.6%

ONEIDA LTD.
  Tableware/flatware                                                   1.6%

FREMONT GENERAL CORP.
  Workers' compensation insurance                                      1.5%

TOP TEN HOLDINGS                                                      17.3%


NOTES TO PERFORMANCE

(1) The performance for the one, three, five, and ten years ended December 31, 1997, and for the period April 23, 1987 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

     Special Equities Portfolio closed to new investors on January 30, 1997.

     Source: Frank Russell Company.

(2)  Return is calculated from the Fund's inception on April 23, 1987.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.


              ANNUAL REPORT - DECEMBER 31, 1997                       7

PORTFOLIO HOLDINGS as of December 31, 1997
--------------------------------------------------------------------------------

                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
COMMON STOCKS
AUTOS & TRANSPORTATION  - 10.4%
  AUTO RELATED - 3.4%
APS Holding Corp. (a)              Aftermarket auto parts dist.    39,000   $    97,500
Delco Remy International, Inc.(a)  Starters & alternators         337,600     4,220,000
Excel Industries, Inc.             OEM auto parts supplier        243,600     4,400,025
Intermet Corp.                     Metal castings                 397,800     6,961,500
                                                                            -----------
                                                                             15,679,025

  OTHER TRANSPORTATION - 5.6%
Interpool, Inc.                    Container leasing firm         523,500     7,754,343
Kitty Hawk, Inc.(a)                Air freight services           287,000     5,524,750
Monaco Coach Corp.(a)              RV producer                    174,200     4,442,100
Pittston Burlington Group          Air freight services           218,500     5,735,625
Trailer Bridge, Inc.(a)            Marine transportation          316,800     2,811,600
                                                                            -----------
                                                                             26,268,418

  TRUCKING - 1.4%
Landstar System, Inc.(a)           Truckload carrier              246,300     6,496,162
                                                                            -----------

  TOTAL AUTOS & TRANSPORTATION                                               48,443,605

CONSUMER DISCRETIONARY - 29.7%
  APPAREL/TEXTILES - 1.0%
Kellwood Co.                       Apparel maker                  156,500     4,695,000

  COMMERCIAL SERVICES - 6.1%
Bell & Howell Co.(a)               Info services/mailing eqpt.    196,200     4,745,588
Borg-Warner Security Corp.         Alarm/guard services           344,800     6,077,100
Harland (John H.) Co.              Check printing                 217,200     4,561,200
New England Business
  Service, Inc.                    Business forms firm            174,300     5,882,625
United Stationers Inc.(a)          Office products distributor    154,800     7,449,750
                                                                            -----------
                                                                             28,716,263

  CONSUMER PRODUCTS/SERVICES - 7.5%
Carmike Cinemas, Inc.(a)           Cinema operator                156,000     4,475,250
Furniture Brands Intl, Inc.(a)     Furniture manufacturer         322,700     6,615,350
Gibson Greetings, Inc.(a)          Greeting cards                 227,400     4,974,375
Harman Intl. Industries, Inc.      Audio equipment                112,100     4,757,244
Libbey Inc.                        Glass tableware                180,200     6,825,075
Oneida Ltd.                        Tableware/flatware             271,500     7,245,656
                                                                            -----------
                                                                             34,892,950

  PRINTING/PUBLISHING - 1.9%
Cadmus Communications Corp.        Commercial printer              82,900     1,699,450
World Color Press, Inc.(a)         Commercial printer             270,200     7,177,187
                                                                            -----------
                                                                              8,876,637

8                   ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  RESTAURANTS - 4.8%
IHOP Corp.(a)                      Restaurant operator            242,300   $ 7,874,750
O'Charley's Inc.(a)                Casual dining                  214,900     3,760,750
Ryan's Family Steak
  Houses, Inc.(a)                  Casual dining                  605,000     5,180,313
Sonic Corp.(a)                     Fast-food restaurants          195,800     5,506,875
                                                                            -----------
                                                                             22,322,688

  RETAIL - 8.4%
Charming Shoppes, Inc.(a)          Women's apparel                864,100     4,050,469
Discount Auto Parts, Inc.(a)       Auto parts stores              277,600     5,309,100
Fabri-Centers of America, Inc.(a)  Fabric/craft stores            135,000     3,012,187
Fingerhut Companies, Inc.          Catalog retailer               349,700     7,474,836
Finlay Enterprises, Inc.(a)        Leased jewelry departments     197,600     4,495,400
Heilig-Meyers Co.                  Furniture store operator       455,400     5,464,800
Tractor Supply Co.(a)              Farm-related products          303,300     4,473,675
Zale Corp.(a)                      Jewelry retailer               221,500     5,094,500
                                                                            -----------
                                                                             39,374,967
                                                                            -----------

  TOTAL CONSUMER DISCRETIONARY                                              138,878,505

CONSUMER STAPLES - 1.6%
International Multifoods Corp.     Foodservice distribution       211,000     5,973,938
ProSource, Inc.(a)                 Foodservice distribution       198,800     1,491,000
                                                                            -----------

  TOTAL CONSUMER STAPLES                                                      7,464,938

ENERGY - 4.1%
  EXPLORATION & PRODUCTION - 2.0%
Comstock Resources, Inc.(a)        Oil & gas producer             437,000     5,216,688
Swift Energy Co.(a)                Oil & gas producer             208,690     4,395,533
                                                                            -----------
                                                                              9,612,221

  OTHER ENERGY - 2.1%
MarkWest Hydrocarbon, Inc.(a)      Natural gas processing         252,200     5,548,400
Willbros Group Inc.(a)             Engineering/construction       274,300     4,114,500
                                                                            -----------
                                                                              9,662,900
                                                                            -----------

  TOTAL ENERGY                                                               19,275,121

FINANCIAL SERVICES - 15.2%
  INSURANCE - 14.4%
Allied Group, Inc.                 Personal lines insurance       290,175     8,306,259
American Heritage Life
  Investment                       Life insurance firm            199,900     7,196,400
Blanch (E.W.) Holdings, Inc.       Reinsurance brokerage          185,800     6,398,488

                      ANNUAL REPORT - DECEMBER 31, 1997                        9

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
Chartwell Re Corporation           P & C reinsurance              135,200   $ 4,563,000
Delphi Financial Group, Inc.       Accident & health insurance    204,606     9,207,270
Financial Security Assurance
  Holdings                         Municipal bond insurance       129,800     6,262,850
Fremont General Corp.              Workers' comp. insurance       131,500     7,199,625
Highlands Insurance
  Group, Inc.(a)                   P & C insurance                249,400     7,076,725
Horace Mann Educators Corp.        P & C insurance                210,800     5,994,625
SCPIE Holdings Inc.                Medical malpractice ins.       170,300     4,928,056
                                                                            -----------
                                                                             67,133,298

  OTHER FINANCIAL SERVICES - 0.8%
MoneyGram Payment
  Systems Inc.(a)                  Wire transfer services         354,700     3,813,025
                                                                            -----------

  TOTAL FINANCIAL SERVICES                                                   70,946,323

HEALTH CARE - 4.2%
  HEALTH CARE SERVICES - 3.1%
Sierra Health Services, Inc.(a)    Health maintenance organ.      116,800     3,927,400
Trigon Healthcare, Inc.(a)         Health maintenance organ.      210,700     5,504,538
United Payors & United
  Providers, Inc.(a)               Health care intermediary       260,200     5,008,850
                                                                            -----------
                                                                             14,440,788

  MEDICAL EQUIPMENT/PRODUCTS - 1.1%
Marquette Medical
  Systems, Inc.(a)                 Monitoring equipment           191,100     5,088,037
                                                                            -----------

  TOTAL HEALTH CARE                                                          19,528,825

MATERIALS & PROCESSING - 13.3%
  BUILDING/CONSTRUCTION PRODUCTS - 4.7%
Ameron International Corp.         Concrete pipe/coatings          91,000     5,755,750
Chicago Bridge & Iron Co.          Maker of steel tanks           350,500     5,695,625
Dayton Superior Corp.(a)           Concrete accessories           258,400     4,263,600
Interface, Inc.                    Carpet producer                203,000     5,887,000
International Comfort
  Products Corp.(a)                Heating & cooling products      34,600       289,775
                                                                            -----------
                                                                             21,891,750
  INDUSTRIAL PRODUCTS - 2.1%
Furon Company                      Polymer-based products         464,400     9,694,350

  METAL FABRICATIONS - 1.5%
Citation Corp.(a)                  Castings manufacturer          433,900     7,050,875

10                     ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  PACKAGING/PAPER - 2.0%
BWAY Corp.(a)                      Metal cans/containers          240,000   $ 5,490,000
FiberMark, Inc.(a)                 Fiber-based materials          173,300     3,725,950
                                                                            -----------
                                                                              9,215,950

  SPECIALTY CHEMICALS - 2.0%
Lilly Industries, Inc.             Industrial coatings/chemicals  212,300     4,378,688
Synthetic Industries, Inc.(a)      Industrial fibers              211,500     5,234,625
                                                                            -----------
                                                                              9,613,313

  STEEL/IRON - 1.0%
Birmingham Steel Corp.             Steel mini-mill                297,700     4,688,776
                                                                            -----------

  TOTAL MATERIALS & PROCESSING                                               62,155,014

PRODUCER DURABLES - 11.5%
  MACHINERY - 4.7%
Alamo Group, Inc.                  Grounds maintenance eqpt.      107,300     2,327,069
Applied Industrial
  Technologies                     Industrial prods. distributor  242,250     6,480,187
Binks-Sames Corp.                  Spray coating equip            103,600     4,377,100
Brown & Sharpe Mfg. Co.(a)         Metrology instruments          330,800     3,370,025
DT Industries, Inc.                Packaging equipment            161,400     5,487,600
                                                                            -----------
                                                                             22,041,981

  OTHER PRODUCER DURABLES - 6.8%
General Cable Corp.                Wire & cable producer          197,200     7,136,175
LSI Industries Inc.                Lighting/graphics products     217,800     3,974,850
MagneTek, Inc.(a)                  Integrated electrical prods.   415,600     8,104,200
Tokheim Corp.(a)                   Gas station pumps/eqpt.        270,800     5,602,175
TriMas Corp.                       Diversified manufacturer       197,000     6,771,875
                                                                            -----------
                                                                             31,589,275
                                                                            -----------

  TOTAL PRODUCER DURABLES                                                    53,631,256

TECHNOLOGY - 3.5%
BancTec Inc.(a)                    Financial software/eqpt.       262,600     7,040,963
GENICOM Corp.(a)                   Computer support services      330,900     3,805,350
Microsemi Corp.(a)                 Semiconductor producer         251,200     4,411,700
PSC Inc.(a)                        Bar coding equipment            70,800       933,675
                                                                            -----------

  TOTAL TECHNOLOGY                                                           16,191,688
                                                                            -----------

TOTAL COMMON STOCKS - 93.5%
(Cost: $364,712,039)                                                        436,515,275


                      ANNUAL REPORT - DECEMBER 31, 1997                       11

---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
CONVERTIBLE BOND
  AUTOS & TRANSPORTATION  - 1.1%
Atlantic Coast Airlines, Inc.(b)
  7.0%, Due 7/1/04                 Regional airline            $2,935,000   $ 5,139,919
                                                                            -----------

TOTAL CONVERTIBLE BOND
(Cost: $2,935,428)                                                            5,139,919

MONEY MARKET INSTRUMENTSC
Yield 5.32% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                                            486,000
  General Mills, Inc.                                                         1,340,964
  Johnson Controls, Inc.                                                     16,614,439
  Pitney Bowes Credit Corp.                                                   3,598,909
  Sara Lee Corp.                                                                 32,638
  Warner Lambert Corp.                                                        1,246,622
                                                                            -----------

TOTAL MONEY MARKET INSTRUMENTS - 5.0%
(Cost: $23,319,572)                                                          23,319,572
                                                                            -----------

TOTAL INVESTMENTS - 99.6%
(Cost: $390,967,039)                                                        464,974,766

OTHER ASSETS LESS LIABILITIES - 0.4%                                          2,094,924
                                                                            -----------

NET ASSETS - 100.0%                                                        $467,069,690
                                                                           ------------
                                                                           ------------


(a)  Non-income producing security.

(b) The following security may require registration under the Securities Act of 1933 or an exemption therefrom in order to effect sale in the ordinary course of business. This security is valued at fair market supplied by a pricing source or brokers. If not available, then the security value is determined in good faith by the Skyline Funds' Board of Trustees. At December 31, 1997, the aggregate value of the Fund's restricted security was $5,139,919, which represented 1.1% of net assets.


Security Description          Date of Acquisition   Principal Amount   Unit cost
--------------------------------------------------------------------------------
Atlantic Coast Airlines, Inc.        6/27/97           $2,935,000       $100.01
  7.00%, Due 2004
--------------------------------------------------------------------------------

(c) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $390,967,039 on December 31, 1997, net unrealized appreciation was $74,007,727, consisting of gross unrealized appreciation of $86,920,370 and gross unrealized depreciation of $12,912,643.

See accompanying notes to financial statements.


12                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $390,967,039)                        $ 464,974,766
Receivable for:
  Securities sold                                  $   751,024
  Dividends and interest                               326,501
  Shares sold                                        2,384,158        3,461,683
                                                   -----------    -------------
Total assets                                                        468,436,449

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                             $   517,726
  Shares redeemed                                      271,550
  Comprehensive management fee                         564,293
  Trustees' fee                                            489
  Other liabilities                                     12,701        1,366,759
                                                   -----------    -------------

Net assets applicable to shares outstanding                       $ 467,069,690
                                                                  -------------
                                                                  -------------
Shares outstanding--no par value
   (unlimited number of shares authorized)                           21,567,101
                                                                  -------------
                                                                  -------------

PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                      $       21.66
                                                                  -------------
                                                                  -------------

ANALYSIS OF NET ASSETS
Paid-in capital                                                   $ 390,433,509
Undistributed net realized gain on
  sales of investments                                                2,628,454
Unrealized appreciation of investments                               74,007,727
                                                                  -------------
Net assets applicable to shares outstanding                       $ 467,069,690
                                                                  -------------
                                                                  -------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

STATEMENT OF OPERATIONS Year Ended December 31, 1997
--------------------------------------------------------------------------------

Investment income
  Dividends                                                       $   2,398,966
  Interest                                                            1,366,545
                                                                  -------------
Total investment income                                               3,765,511

Expenses:
  Comprehensive management fee                                        5,196,131
  Fees to unaffiliated trustees                                          20,643
                                                                  -------------
Total expenses                                                        5,216,774
                                                                  -------------

Net investment loss                                                  (1,451,263)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                          54,539,741
  Net change in unrealized appreciation                              45,751,321
                                                                  -------------
Net realized and unrealized gain on investments                     100,291,062
                                                                  -------------
Net increase in net assets resulting from operations              $  98,839,799
                                                                  -------------
                                                                  -------------


See accompanying notes to financial statements.


14                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                    Year Ended     Year Ended
                                                     12/31/97       12/31/96
                                                  -------------   -------------
From operations:
  Net investment loss                            $  (1,451,263)   $    (537,572)
  Net realized gain on sales of
   investments                                      54,539,741       36,985,981
  Net change in unrealized appreciation             45,751,321        8,160,180
                                                 -------------    -------------
Net increase in net assets resulting
  from operations                                   98,839,799       44,608,589

Distributions to shareholders from
  net realized gains                               (54,133,704)     (33,540,295)

From share transactions:
  Proceeds from shares sold                        210,895,971       68,600,112
  Reinvestment of capital gain
   distributions                                    52,981,301       32,987,339
  Payments for shares redeemed                     (60,994,053)     (60,788,388)
  Redemption in-kind                                    -            (7,286,453)
                                                 -------------    -------------

Net increase in net assets resulting
  from share transactions                          202,883,219       33,512,610
                                                 -------------    -------------

Total increase in net assets                       247,589,314       44,580,904

Net assets at beginning of year                    219,480,376      174,899,472
                                                 -------------    -------------

Net assets at end of year                        $ 467,069,690    $ 219,480,376
                                                 -------------    -------------
                                                 -------------    -------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       15

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                       Year      Year      Year      Year      Year
                                      Ended     Ended     Ended     Ended     Ended
                                     12/31/97  12/31/96  12/31/95  12/31/94  12/31/93
                                     ------------------------------------------------
Net asset value at
  beginning of year                  $  18.16  $  16.79  $  15.64  $  17.83  $  17.12
                                     --------  --------  --------  --------  --------
Income from Investment
  Operations
     Net investment loss                (0.07)    (0.04)    (0.06)    (0.08)    (0.09)
     Net realized and unrealized
       gain (loss) on investments        6.46      5.02      2.21     (0.18)     3.94
                                     --------  --------  --------  --------  --------
       Total from Investment
          Operations                     6.39      4.98      2.15     (0.26)     3.85
                                     --------  --------  --------  --------  --------
Less distributions from net
  realized gains on investments         (2.89)    (3.61)    (1.00)    (1.93)    (3.14)
                                     --------  --------  --------  --------  --------

Net asset value at end of year       $  21.66  $  18.16  $  16.79  $  15.64  $  17.83
                                     --------  --------  --------  --------  --------
                                     --------  --------  --------  --------  --------

Total Return                           35.43%    30.37%    13.83%    (1.15%)   22.85%

Ratios/Supplemental Data
  Ratio of expenses to average
     net assets                         1.48%     1.51%     1.51%     1.49%     1.48%
  Ratio of net investment
     loss to average net
     assets                            (0.41%)   (0.32%)   (0.35%)   (0.49%)   (0.54%)
  Portfolio turnover rate                 62%      130%       71%       82%      104%
  Net assets, end of year
   (in thousands)                    $467,070  $219,480  $174,899  $202,771  $228,011
                                     --------  --------  --------  --------  --------
                                     --------  --------  --------  --------  --------


Average commission rate paid on stock transactions for the year ended December 31, 1997 and December 31, 1996 was $0.0601 and $0.0636 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

Note: Total return does not reflect the effect of any sales charges which may have been previously charged.

See accompanying notes to financial statements.


16                        ANNUAL REPORT - DECEMBER 31, 1997

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities Portfolio ("Fund"). Skyline Special Equities Portfolio closed to new investors on January 30, 1997.

                                         1
                          SIGNIFICANT ACCOUNTING POLICIES

/ / SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

/ / SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

/ / FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

/ / FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

/ / EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

/ / RECLASSIFICATION - The 1997 net investment loss of $1,451,263 has been offset against undistributed net realized gains at December 31, 1997.


              ANNUAL REPORT - DECEMBER 31, 1997                       17

--------------------------------------------------------------------------------

                                         2
                            TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee charged for the year ended December 31, 1997 was $5,196,131.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1997, fees of $20,643 were paid by the Fund to the unaffiliated trustees.



                                         3
                                 REDEMPTION IN-KIND

On September 30, 1996 the Fund transferred to a shareholder, in payment of the proceeds of a redemption of Fund shares on that date, investments with a market value of $6,777,575 and a cost basis of $5,691,096 and $508,878 was paid in cash.


18                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                         4
                                 SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                                  Year ended     Year ended
                                                   12/31/97       12/31/96
                                                 ----------------------------
  Shares sold                                      9,851,723      3,541,731
  Shares issued
     in reinvestment of dividends                  2,483,873      1,876,407
                                                 ----------------------------
                                                  12,335,596      5,418,138
  Less shares redeemed                            (2,855,781)    (3,385,587)
  Less shares redeemed in-kind                         -           (363,595)
                                                 ----------------------------
  Net increase in shares outstanding               9,479,815      1,668,956
                                                 ----------------------------
                                                 ----------------------------

                                          5
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1997, are as follows:

   Cost of purchases                            $342,898,547
   Proceeds from sales                           206,015,483


              ANNUAL REPORT - DECEMBER 31, 1997                       19

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities Portfolio and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities Portfolio as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities Portfolio at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


20                        ANNUAL REPORT - DECEMBER 31, 1997

FEDERAL TAX STATUS OF 1997 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.




REPORT FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       21

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22                        ANNUAL REPORT - DECEMBER 31, 1997

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              ANNUAL REPORT - DECEMBER 31, 1997                       23

                         This page left blank intentionally.


24                        ANNUAL REPORT - DECEMBER 31, 1997

FOR 24-HOUR SKYLINE FUNDS PRICES CALL:  1.800.828.2SKY
                                        (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222
--------------------------------------------------------------------------------




[LOGO]


311 South Wacker Drive
Suite 4500
Chicago, Illinois 60606

                                                                       [LOGO]
                                                                   SKYLINE FUNDS






FOR 24-HOUR SKYLINE FUNDS PRICES CALL:  1.800.828.2SKY
                                       (1.800.828.2759)

TO SPEAK WITH A SKYLINE FUNDS REPRESENTATIVE
DURING NORMAL BUSINESS HOURS CALL: 1.800.458.5222

                                      [PICTURE]
                             SKYLINE SPECIAL EQUITIES II
                          INVESTING IN SMALL-SIZED COMPANIES




                                   STRATEGY

                                   -    Value orientation - low price/earnings
                                        ratio - 20% plus discount to the market

                                   -    Attention to growth - forecasted EPS
                                        growth generally more than 15%

                                   - Focus on "neglected" companies - limited Wall Street research coverage

                                   -    Market cap range of $400 million to $2
                                        billion



   [LOGO]
SKYLINE FUNDS



311 South Wacker Drive
     Suite 4500
Chicago, Illinois 60606



                                        DECEMBER 31, 1997

LETTER FROM KENNETH S. KAILIN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998


Dear Shareholder:

We are pleased to report that, for the year ended December 31, 1997, the Fund rose 26.21%. This marks the third consecutive year of annual returns in excess of 20% for the Fund. The Fund's 1997 return compares favorably to our primary benchmark, the Russell 2000 Index, which rose 22.36% in 1997. The Fund also performed well relative to the average small stock mutual fund which returned 20.75% in 1997 and the average stock mutual fund which returned 24.36%, according to Lipper Analytical Services, Inc. The net asset value closed the year at $12.75 per share, following a distribution of $2.29 per share in mid-December. The distribution consisted of $1.04 per share of long-term capital gain and $1.25 per share of short-term capital gain.

The final three months of 1997 were generally weaker periods for smaller stocks due to Asian-related fears, worries over slowing corporate profit growth, and seasonal profit taking. The Fund was not immune to these forces and dropped modestly during this period. For the quarter ending December 31, 1997, the Fund declined 3.40%. The Russell 2000 Index recorded a similar decline of 3.35%. The average small stock mutual fund fell 4.97% in the quarter, according to Lipper Analytical Services, Inc.

MARKET REVIEW

The backdrop for the stock market in 1997 was almost perfect. The economy was strong with solid GDP growth, low unemployment, and high consumer confidence. Normally, inflation and interest rates rise in this type of situation, but this did not occur. In fact, inflation fell as did interest rates. Economists tell us fierce price competition due to imports and improved productivity by businesses helped continue this "Goldilocks" economy (not too hot and not too cold). This proved to be a great environment for business profits and thus stock market returns.

Early in the year, large companies showed better profit growth compared with smaller companies due mainly to overseas growth. However, beginning in the summer, large company growth began to show signs of slowing due to foreign currency issues. As a result, smaller stocks, which are tied more closely to the U.S. economy, did much better than large stocks in the third quarter. During the fourth quarter, large companies proved to be a safe haven, as concerns over the global crisis in Asia mounted. In addition, institutional window dressing and seasonal tax selling exerted further pressure on smaller stocks in the final quarter. As a result of the above issues, both small stocks and large stocks reported great absolute returns in 1997, but large company stocks performed better.

In the small stock arena, value-oriented investors clearly outperformed growth-oriented investors during both the year and the fourth quarter. Value buyers tend to concentrate more heavily in economically sensitive and financially sensitive areas, such as industrial manufacturing and insurance companies. Strong U.S. growth helped domestic-based industrial companies, while falling interest rates helped financial-based businesses. Growth investors, conversely, generally focus on fast-paced technology and health care stocks. These areas were volatile during the year and faced the challenge of severe pricing pressure and unstable demand. As a result, the value approach largely worked better than the growth approach in 1997.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

1997 ANNUAL REVIEW

The strong economic backdrop led to superb stock market gains in 1997. The gains were widespread. The Russell 2000's best performing economic sectors were consumer staples, financial services, and utilities. Each of these sectors was up more than 30% for the year. The worst performing sector was technology, up
1% for 1997.

The Fund's results were even better, as financial services stocks and autos and transportation stocks were up over 40% for the year. Some sectors of the Fund performed significantly better than the corresponding benchmark sector performance. Particularly noteworthy were autos and transportation, consumer discretionary, health care, and technology.

A large percentage of the portfolio's holdings were in financial services and consumer discretionary stocks throughout the course of 1997. These two sectors provided the Fund with returns of over 30% in 1997.

FOURTH QUARTER REVIEW

As previously noted, small company stocks were generally weak in the fourth quarter. Based on the Russell 2000 Index, the weakest areas were energy and technology. Both sectors were down over 15%. The only four sectors reporting positive returns were utilities, consumer staples, financial services, and other. Utilities stocks were particularly robust, registering a gain of almost 14% in the quarter.

The Fund's negative fourth quarter return primarily related to several poor performing sectors. Falling energy prices led to negative energy stock performance. In addition, our technology stocks were impacted by Asian concerns, and our consumer stock holdings were down modestly on weak holiday shopping reports. While the Fund did not hold a large percentage of poor performing energy or technology stocks, exposure to the weak consumer group was over 25% of the portfolio's holdings.

The quarterly return for the Fund was essentially the same as our benchmark. However, we strive to beat our benchmark each quarter and thus we were not satisfied with the results. A few disappointing individual stock selections in several industries constrained performance this quarter. In addition, the Fund was hurt by having no exposure to utilities, the best sector in the fourth quarter. Fortunately, sizable holdings in positive performing financial stocks along with some strong performing new stock purchases helped the Fund considerably.

OUTLOOK

Presently it appears that the U.S. economy may slow marginally from the 1997 pace, as pressures from Asia and recent weak consumer spending trends take hold. However, inflation continues to be tame, and low long-term interest rates should encourage growth. Thus, most economists predict another year of slow, but steady, growth. This should again provide a positive environment for stock prices. However, the U.S. stock market has put together a very unusual string of three consecutive years of great performance, and most valuation measures indicate the market carries more potential risk than return. Therefore, our return expectations are generally more modest for 1998.


2    ANNUAL REPORT - DECEMBER 31, 1997

Large companies, as measured by the S&P 500 Index, have now outperformed small companies, as measured by the Russell 2000 Index, for four consecutive years. Stock prices tend to follow profit growth, and in recent years, large companies appear to have been growing faster. While not conclusive, it appears that large companies have been growing their profits faster than smaller companies for two central reasons. First, large companies with sizable international exposure benefited from strong overseas growth opportunities. Second, large companies have done a better job of reducing costs through the use of technology, outsourcing cost centers, and improving manufacturing processes.

Based on expectations of poor international market conditions due to weak demand and currency problems, smaller domestic companies should have an advantage in future periods. In addition, smaller companies are rapidly following the trends set by larger companies by embarking on cost saving programs, which include new technology, outsourcing, and better manufacturing processes. Thus, we believe the fortunes of smaller companies are looking brighter than in the recent past. Only time will tell if better relative profit growth comes to fruition for smaller companies.

If the U.S. economy slows marginally in 1998, then investors may likely attach more importance to profit growth. The Fund focuses on smaller companies with above average growth prospects and below average valuations and thus would appear to be well positioned for a slower growth environment.


/s/ illegible



CHANGE IN VALUE OF A $10,000 INVESTMENT(1)
--------------------------------------------------------------------------------

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT SINCE INCEPTION

                     Special          Russell
                   Equities II         2000          S&P 500        S&P 400
                   -----------        -------        -------        -------
2/9/93                10000            10000          10000          10000
1993                  11008            11376          10732          11174
1994                  10841            11169          10874          10774
1995                  13112            14346          14953          14108
1996                  16599            16712          18431          16819
1997                  20950            20448          24582          22246

Note: Past performance is no guarantee of future results. See "Notes to Performance" at the end of this section.


              ANNUAL REPORT - DECEMBER 31, 1997                       3

PERFORMANCE (%)(1)
-------------------------------------------------------------------------------


                      4Q                                 Since
                     1997        1997       3 yrs.    Inception(2)
SPECIAL EQUITIES II (3.40)      26.21        24.56       16.32

RUSSELL 2000        (3.35)      22.36        22.33       15.74


SECTOR WEIGHTINGS (as of December 31, 1997)
-------------------------------------------------------------------------------

Autos & Transportation                                   2.0%

Cash                                                     5.6%

Technology                                               6.5%

Consumer Discretionary                                  28.9%

Producer Durables                                       12.1%

Materials & Processing                                   7.2%

Consumer Staples                                         1.6%

Energy                                                   4.9%

Health Care                                              8.1%

Financial Services                                      23.1%


4                         ANNUAL REPORT - DECEMBER 31, 1997

                    Calendar Years
--------------------------------------------------------
1997        1996         1995        1994        1993(2)
26.2        26.6         21.0        (1.5)        10.1

22.4        16.5         28.4        (1.8)        13.8


SECTOR PERFORMANCE (as of December 31, 1997)
--------------------------------------------------------------------------------

                                       4Q 1997                    1997
                             ------------------------    -----------------------
                                SPECIAL      RUSSELL      SPECIAL     RUSSELL
                             EQUITIES II       2000   EQUITIES II       2000
   AUTOS & TRANSPORTATION        11.6%         (3.1%)      48.4%        31.3%
         CONSUMER STAPLES         5.8           3.9        (4.5)        40.1
       FINANCIAL SERVICES         2.7           5.8        42.1         36.0
   MATERIALS & PROCESSING         1.9          (7.3)        3.5         13.1
                    OTHER         0.0           2.0         0.0         33.2
                UTILITIES         0.0          13.7        22.4         35.6
              HEALTH CARE        (2.4)         (7.2)       28.6         10.3
   CONSUMER DISCRETIONARY        (3.2)         (3.3)       33.0         21.4
        PRODUCER DURABLES        (3.7)         (9.4)       25.4         26.3
               TECHNOLOGY       (18.1)        (16.0)       19.3          1.3
                   ENERGY       (22.2)        (16.0)        3.9         14.4



              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                      SPECIAL
                                    EQUITIES II             RUSSELL 2000
P/E RATIO (MEDIAN)                    17.1                     21.9
PRICE/BOOK                             2.85                     2.85
PRICE/SALES                            0.99                     1.47
--------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL             17.5%                    21.4%
  YEAR AVERAGE
--------------------------------------------------------------------------------
MARKET CAP $  WGHTD. MED.          $910 million             $750 million
PORTFOLIO VALUE                    $166 million             $873 billion
NUMBER OF HOLDINGS                     48                      1,894
--------------------------------------------------------------------------------
TICKER SYMBOL:                        SPEQX
CUSIP #:                            830833406
INITIAL INVESTMENT:                  $1,000
SUBSEQUENT INVESTMENT:                $100


STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INTEGRATED HEALTH SERVICES, INC. (IHS)

Integrated Health Services is a leading national provider of health care services in sub-acute settings. IHS provides an integrated network of facilities and services to manage patients' recovery from illness. IHS benefits from the constant pressure of reducing health care costs, as IHS provides care in the lowest cost setting which HMOs and health insurers find very attractive. IHS should enjoy strong earnings growth over the next few years due to improved utilization of existing facilities and synergies from the numerous acquisitions it has made. Currently, IHS trades at a significant discount to the market, its peers, and its growth rate.

WORLD COLOR PRESS, INC. (WRC)

World Color Press has rapidly grown to become the third largest diversified commercial printer in the United States and the industry's leading consolidator, having successfully integrated 16 acquisitions since 1992. As a result, revenues have grown from $660 million in 1992 to an estimated $2.0 billion in 1997. Rapid industry consolidation should continue as customers increasingly demand the greater economies, larger capacity, and state-of-the-art technologies WRC can provide. WRC should continue to benefit in the form of additional acquisitions, leading to strong earnings growth. Despite the bright prospects, WRC trades at a compelling valuation.


6                         ANNUAL REPORT - DECEMBER 31, 1997

TOP TEN HOLDINGS(3)                                             % OF NET ASSETS
-------------------------------------------------------------------------------


BRYLANE INC.
  Specialty catalogs                                                  3.3%

UNITED STATIONERS INC.
  Office products distributor                                         3.2%

INTEGRATED HEALTH SERVICES, INC.
  Sub-acute health care services                                      3.0%

CDI CORP.
  Temporary personnel/outsourcing                                     2.8%

CMAC INVESTMENT CORP.
  Mortgage insurance                                                  2.8%

TRIGON HEALTHCARE, INC.
  Health maintenance organization                                     2.7%

HUGHES SUPPLY INC.
  Construction/industrial supplies                                    2.6%

FURNITURE BRANDS INTL.
  Furniture manufacturer                                              2.6%

WORLD COLOR PRESS, INC.
  Commercial printer                                                  2.6%

PENTAIR, INC.
  Diversified manufacturer                                            2.5%

TOP TEN HOLDINGS                                                     28.1%


NOTES TO PERFORMANCE

(1) The performance for the one and three years ended December 31, 1997, and for the period February 9, 1993 (inception) through December 31, 1997, is an average annual total return calculation which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

     The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. The S&P 400 Index includes 400 mid-sized companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

     Sources: Lipper Analytical Services & Frank Russell Company.

(2)  Return is calculated from the Fund's inception on February 9, 1993.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small- and mid-sized companies, which tend to be more volatile and less liquid than stocks of large companies.

Distributor: Funds Distributor Inc.


              ANNUAL REPORT - DECEMBER 31, 1997                       7

PORTFOLIO HOLDINGS as of December 31, 1997
-------------------------------------------------------------------------------

                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
COMMON STOCKS
AUTOS & TRANSPORTATION - 2.0%
  OTHER TRANSPORTATION - 2.0%
Gulfstream Aerospace Corp.(a)           Jet aircraft                     114,800        $  3,357,900

CONSUMER DISCRETIONARY - 28.9%
  APPAREL/TEXTILES - 3.7%
Kellwood Co.                            Apparel maker                    122,600           3,678,000
Tommy Hilfiger Corp.(a)                 Apparel maker                     71,500           2,511,438
                                                                                        ------------
                                                                                           6,189,438

  COMMERCIAL SERVICES - 9.5%
Bell & Howell Co.(a)                    Info services/mailing eqpt.      158,500           3,833,718
CDI Corp.(a)                            Temporary personnel              102,800           4,703,100
Harland (John H.) Co.                   Check printing                    87,800           1,843,800
United Stationers Inc.(a)               Office products distributor      111,400           5,361,125
                                                                                        ------------
                                                                                          15,741,743

  CONSUMER PRODUCTS/SERVICES - 5.7%
Furniture Brands Intl.(a)               Furniture manufacturer           210,800           4,321,400
Harman Intl. Industries, Inc.           Audio equipment                   41,300           1,752,668
Libbey Inc.                             Glass tableware                   87,700           3,321,638
                                                                                        ------------
                                                                                           9,395,706

  PRINTING/PUBLISHING - 2.6%
World Color Press, Inc.(a)              Commercial printer               161,500           4,289,844

  RETAIL - 7.4%
Brylane Inc.(a)                         Specialty catalogs               110,400           5,437,200
Fingerhut Companies, Inc.               Catalog retailer                 186,900           3,994,987
Zale Corp.(a)                           Jewelry retailer                 125,000           2,875,000
                                                                                        ------------
                                                                                          12,307,187
                                                                                        ------------

  TOTAL CONSUMER DISCRETIONARY                                                            47,923,918

CONSUMER STAPLES - 1.6%
International Multifoods Corp.          Foodservice distribution          91,300           2,584,931

ENERGY - 4.9%
  EXPLORATION & PRODUCTION - 4.9%
Forcenergy Inc.(a)                      Oil & gas producer               112,100           2,935,618
Newfield Exploration Co.(a)             Oil & gas producer                16,800             391,650
Santa Fe Energy Resources(a)            Oil & gas producer               185,000           2,081,250
Swift Energy Co.(a)                     Oil & gas producer               127,400           2,683,363
                                                                                        ------------

  TOTAL ENERGY                                                                             8,091,881


8                         ANNUAL REPORT - DECEMBER 31, 1997

----------------------------------------------------------------------------------------------------
                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
FINANCIAL SERVICES - 23.1%
  BANKS/THRIFTS - 1.9%
Peoples Heritage Financial
  Group                                 Maine-based thrift                68,700        $  3,160,200

  INSURANCE - 12.7%
American Heritage Life
  Investment                            Life insurance firm               80,800           2,908,800
CMAC Investment Corp.                   Mortgage insurance                75,700           4,570,387
Enhance Financial
  Services Grp Inc.                     Specialty reinsurance             68,200           4,057,900
Fremont General Corp.                   Workers' comp. insurance          71,600           3,920,100
Highlands Insurance
  Group, Inc.(a)                        P & C insurance                   86,600           2,457,275
Horace Mann Educators Corp.             P & C insurance                  107,200           3,048,500
                                                                                        ------------
                                                                                          20,962,962

  OTHER FINANCIAL SERVICES - 3.1%
Advanta Corp.                           Consumer finance                  61,900           1,570,713
FIRSTPLUS Financial
  Group, Inc.(a)                        Consumer finance firm             93,800           3,599,575
                                                                                        ------------
                                                                                           5,170,288

  REAL ESTATE INVESTMENT TRUSTS - 5.4%
American General
  Hospitality Corp.                     Hotel properties REIT            120,700           3,228,725
Parkway Properties, Inc.                Office buildings REIT             73,000           2,504,813
Prentiss Properties Trust               Office/industrial REIT           118,300           3,305,006
                                                                                        ------------
                                                                                           9,038,544

  TOTAL FINANCIAL SERVICES                                                                38,331,994

HEALTH CARE - 8.1%
  HEALTH CARE SERVICES - 6.9%
Integrated Health Services, Inc.        Sub-acute health care srvcs.     157,500           4,912,031
Sierra Health Services, Inc.(a)         Health maintenance organ.         57,800           1,943,525
Trigon Healthcare, Inc.(a)              Health maintenance organ.        173,400           4,530,075
                                                                                        ------------
                                                                                          11,385,631

  MEDICAL EQUIPMENT/PRODUCTS - 1.2%
Marquette Medical
  Systems, Inc.(a)                      Monitoring equipment              74,900           1,994,213
                                                                                        ------------

  TOTAL HEALTH CARE                                                                       13,379,844


              ANNUAL REPORT - DECEMBER 31, 1997                       9

-------------------------------------------------------------------------------

                                          Company                       Number              Market
                                        Description                   Of Shares             Value
                                        -----------                 ------------        ------------
MATERIALS & PROCESSING - 7.2%
  BUILDING/CONSTRUCTION PRODUCTS - 2.6%
Hughes Supply Inc.                      Construction/indust. supplies    124,150        $  4,337,491

  SPECIALTY CHEMICALS - 2.2%
International Specialty
  Products Inc.(a)                      Fine chemicals                   248,600           3,713,462

  STEEL/IRON - 2.4%
UCAR International Inc.(a)              Steelmaking materials             99,500           3,973,781
                                                                                        ------------

  TOTAL MATERIALS & PROCESSING                                                            12,024,734

PRODUCER DURABLES - 12.1%
  MACHINERY - 3.8%
AGCO Corp.                              Agriculture eqpt. producer        83,600           2,445,300
Cincinnati Milacron Inc.                Cutting & machine tools          147,800           3,833,563
                                                                                        ------------
                                                                                           6,278,863

  OTHER PRODUCER DURABLES - 8.3%
General Cable Corp.                     Wire & cable producer             95,300           3,448,669
MagneTek, Inc.(a)                       Integrated electrical prods.     165,500           3,227,250
Pentair, Inc.                           Diversified manufacturer         113,300           4,071,719
TriMas Corp.                            Diversified manufacturer          86,200           2,963,125
                                                                                        ------------
                                                                                          13,710,763
                                                                                        ------------

  TOTAL PRODUCER DURABLES                                                                 19,989,626

TECHNOLOGY - 6.5%
Coherent, Inc.(a)                       Laser manufacturer               111,700           3,923,463
Computer Products, Inc.(a)              Power supplies                    29,800             674,224
Galileo International, Inc.(a)          Airline reservation system       106,500           2,942,063
Zebra Technologies Corp.(a)             Bar coding equipment             106,800           3,177,300
                                                                                        ------------

  TOTAL TECHNOLOGY                                                                        10,717,050
                                                                                        ------------

TOTAL COMMON STOCKS - 94.4%
(Cost: $136,070,248)                                                                     156,401,878


10                        ANNUAL REPORT - DECEMBER 31, 1997

---------------------------------------------------------------------------
                                                                   Market
                                                                   Value
                                                               ------------
MONEY MARKET INSTRUMENTS(b)
Yield 5.33% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                           $    205,048
  General Mills, Inc.                                             1,208,644
  Johnson Controls, Inc.                                          4,689,499
  Pitney Bowes Credit Corp.                                       1,030,000
  Warner Lambert Corp.                                            2,310,287
  Wisconsin Electric Power Corp.                                  1,431,609
                                                               ------------

TOTAL MONEY MARKET INSTRUMENTS - 6.6%
(Cost: $10,875,087)                                              10,875,087
                                                               ------------

TOTAL INVESTMENTS - 101.0%
(Cost: $146,945,335)                                            167,276,965

OTHER LIABILITIES LESS ASSETS - (1.0%)                           (1,590,193)
                                                               ------------

NET ASSETS - 100.0%                                            $165,686,772
                                                               ------------
                                                               ------------


(a)  Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $146,945,335 on December 31, 1997, net unrealized appreciation was $20,331,630, consisting of gross unrealized appreciation of $25,431,322 and gross unrealized depreciation of $5,099,692.

See accompanying notes to financial statements.


                   ANNUAL REPORT - DECEMBER 31, 1997                       11

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
-------------------------------------------------------------------------------


ASSETS
Investments, at value (Cost: $146,945,335)                                    $167,276,965
Receivable for:
  Dividends and interest                                  $    200,408
  Shares sold                                                  395,961             596,369
                                                          ------------
Organization costs, net of accumulated
  amortization of $17,089                                                            5,152
                                                                              ------------
Total assets                                                                   167,878,486

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                                    $  1,815,540
  Shares redeemed                                              155,825
  Comprehensive management fee                                 207,061
  Trustees' fees                                                 1,338
  Organization costs                                            11,950           2,191,714
                                                          ------------        ------------
Net assets applicable to shares
  outstanding                                                                 $165,686,772
                                                                              ------------
                                                                              ------------
Shares outstanding--no par value
   (unlimited number of shares authorized)                                      12,998,304
                                                                              ------------
                                                                              ------------
PRICING OF SHARES
Net asset value, offering price, and
  redemption price per share                                                  $      12.75
                                                                              ------------
                                                                              ------------
ANALYSIS OF NET ASSETS
Paid-in capital                                                               $144,120,733
Undistributed net realized gain on
  sales of investments                                                           1,234,409
Unrealized appreciation of investments                                          20,331,630
Net assets applicable to shares outstanding                                   $165,686,772
                                                                              ------------
                                                                              ------------

See accompanying notes to financial statements.


12                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF OPERATIONS Year Ended December 31, 1997
-------------------------------------------------------------------------------


Investment income
  Dividends                                                    $  1,105,769
  Interest                                                          516,124
                                                               ------------
Total investment income                                           1,621,893

Expenses:
  Comprehensive management fee                                    1,995,055
  Fees to unaffiliated trustees                                      18,198
  Amortization of organization costs                                  2,712
                                                               ------------
Total expenses                                                    2,015,965
                                                               ------------

Net investment loss                                                (394,072)

Net realized and unrealized gain on investments:
  Net realized gain on sales of investments                      22,856,580
  Net change in unrealized appreciation                           7,533,967
                                                               ------------
Net realized and unrealized gain on investments                  30,390,547
                                                               ------------
Net increase in net assets resulting from operations           $ 29,996,475
                                                               ------------
                                                               ------------

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

STATEMENT OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------

                                                                Year Ended          Year Ended
                                                                 12/31/97            12/31/96
                                                               ------------        ------------
From operations:
  Net investment loss                                          $   (394,072)       $   (235,416)
  Net realized gain on sales of investments                      22,856,580          20,381,999
  Net change in unrealized appreciation                           7,533,967           2,418,395
                                                               ------------        ------------
Net increase in net assets resulting
  from operations                                                29,996,475          22,564,978

Distributions to shareholders from:
  Net investment income                                              --                 (34,255)
  Net realized gains                                            (25,152,661)        (16,359,084)
                                                               ------------        ------------
Total distributions                                             (25,152,661)        (16,393,339)

From share transactions:
  Proceeds from shares sold                                     124,093,499          20,849,640
  Reinvestments of dividends
    and capital gain distributions                               24,674,327          16,109,334
  Payments for shares redeemed                                  (93,257,451)        (27,001,291)
                                                               ------------        ------------

Net increase in net assets
  resulting from share transactions                              55,510,375           9,957,683
                                                               ------------        ------------

Total increase in net assets                                     60,354,189          16,129,322

Net assets at beginning of year                                 105,332,583          89,203,261

Net assets at end of year                                      $165,686,772        $105,332,583
                                                               ------------        ------------
                                                               ------------        ------------

See accompanying notes to financial statements.


14                        ANNUAL REPORT - DECEMBER 31, 1997

FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------

                                                            Year           Year           Year           Year     For the Period
                                                           Ended          Ended          Ended          Ended        2/9/93(a)-
                                                         12/31/97       12/31/96       12/31/95       12/31/94       12/31/93
                                                         -------------------------------------------------------------------------
Net asset value at beginning of period                   $  11.94       $  11.29       $  10.14       $  10.79       $  10.00
                                                         --------       --------       --------       --------       --------
Income from Investment
  Operations
    Net investment (loss) income                            (0.03)         (0.02)          0.06           0.02           0.01
    Net realized and unrealized
      gain (loss) on investments                             3.13           2.94           2.06          (0.19)          1.00
      Total from Investment Operations                       3.10           2.92           2.12          (0.17)          1.01
                                                         --------       --------       --------       --------       --------
Less distributions from:
    Dividends from net investment income                       --          (0.01)         (0.06)         (0.02)            --
    Dividends from net realized
      gains on investments                                  (2.29)         (2.26)         (0.91)         (0.46)         (0.22)
                                                         --------       --------       --------       --------       --------
Total Distributions                                         (2.29)         (2.27)         (0.97)         (0.48)         (0.22)
                                                         --------       --------       --------       --------       --------

Net asset value at end of period                         $  12.75       $  11.94       $  11.29       $  10.14       $  10.79
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------

Total Return                                                26.21%         26.60%         20.95%         (1.52%)        10.08%(b)

Ratios/Supplemental Data
    Ratio of expenses to average net assets                  1.51%          1.53%          1.52%          1.51%          1.51%(c)
    Ratio of net investment  (loss) income
      to average net assets                                 (0.30%)        (0.24%)         0.50%          0.22%         (0.10%)(c)
    Portfolio turnover rate                                   104%           145%           102%            82%           111%(c)
    Net assets, end of period (in thousands)             $165,687       $105,333       $ 89,203       $ 99,638       $ 58,608
                                                         --------       --------       --------       --------       --------
                                                         --------       --------       --------       --------       --------

Average commission rate paid on stock transactions for the years ended December 31, 1997 and December 31, 1996, was $0.0601 and $0.0619 per share, respectively.

Effective August 31, 1995, the Fund's Investment Adviser changed from Mesirow Asset Management, Inc., to Skyline Asset Management, L.P.

(a)  Commencement of operations.
(b)  For the period February 9, 1993 to December 31, 1993.
(c)  Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       15

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of the Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Special Equities II ("Fund").

                                         1
                          SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed), and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of money market instrument premium and discount. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold on a continuous basis and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time) each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

- RECLASSIFICATION - The 1997 net investment loss of $394,072 has been offset against undistributed net realized gain at December 31, 1997.


16                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee paid for the year ended December 31, 1997 was $1,995,055.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the year ended December 31, 1997, fees of $18,198 were paid by the Fund to the unaffiliated trustees.

                                         3
                                 SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                             Year ended          Year ended
                                              12/31/97            12/31/96
                                           --------------------------------
   Shares sold                                9,132,124           1,685,216
   Shares issued
      in reinvestment of dividends            1,959,834           1,398,376
                                           ------------        ------------
                                             11,091,958           3,083,592
   Less shares redeemed                      (6,913,355)         (2,164,214)
                                           ------------        ------------
   Net increase in shares outstanding         4,178,603             919,378
                                           ------------        ------------
                                           ------------        ------------


              ANNUAL REPORT - DECEMBER 31, 1997                       17

--------------------------------------------------------------------------------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the year ended December 31, 1997 are as follows:

     Cost of purchases             $  155,464,536
     Proceeds from sales              128,929,303



REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Special Equities II and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Special Equities II as of December 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Special Equities II at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the fiscal periods since 1993, in conformity with generally accepted accounting principles.


                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


18                        ANNUAL REPORT - DECEMBER 31, 1997

FEDERAL TAX STATUS OF 1997 DIVIDENDS
--------------------------------------------------------------------------------

Capital gain dividends paid to you, whether received in cash or reinvested in shares, must be included in your federal income tax return and must be reported by the Fund to the Internal Revenue Service in accordance with U.S. Treasury Department regulations. Short-term capital gain dividends paid to you are taxable as ordinary income. Long-term capital gain dividends paid to you are taxable as long-term capital gain income regardless of how long you have held Fund shares.


REPORT FOR THE YEAR ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       19

                         This page left blank intentionally.









20                        ANNUAL REPORT - DECEMBER 31, 1997

[LOGO]

Q4

SKYLINE SMALL CAP CONTRARIAN
INVESTING IN SMALL-SIZED COMPANIES


STRATEGY

- Focus on solid companies that have fallen deeply out-of-favor

- Value orientation - low price/book or price/sales ratios

- No derivatives, shorting, hedging or currency plays

- Market cap range of $50 million to $2 billion



DECEMBER 31, 1997

LETTER FROM DAREN C. HEITMAN, PORTFOLIO MANAGER:(1)
--------------------------------------------------------------------------------
                                                                January 31, 1998

Dear Shareholder:

In this inaugural letter for Skyline Small Cap Contrarian, the first order of business is to thank all of you who showed confidence in our firm and its newest product by investing.

My family's investment is right there with yours because I believe in the strategy --buying the shares of good companies experiencing short-term problems. Investors become very emotional about companies and stocks that are not performing well, resulting in extremely low valuations regardless of the long-term outlook. We seek to exploit these opportunities and wait for the company to report better results; if the results come through as we expect, the share price gains can be terrific.

The Fund began operations on December 15, 1997. With an ending share price equal to its initial share price of $10.00, the Fund's performance through its first two weeks was pretty uneventful. The Fund ended the year with 36 stocks and just over 10% of its assets in cash. Our goal is to increase the total number of holdings to 50 and get the cash down to about 5% of assets by the end of the first quarter.

The Fund at year-end was well diversified among several industries, but a few points are worth noting. First, you might have noticed the large technology weighting. This is because there are currently many good technology companies selling at very depressed prices. This situation resulted from the news out of Asia of rapidly declining currencies, which rightfully spooked many technology investors, as well as normal cyclical downturns in some specific sectors, such as computer disk drives. Longer term, I expect there to always be opportunities to buy technology companies at great prices. This sector is especially vulnerable to the overselling that accompanies poor financial performance because of the perceived risk of the stocks and the investment style of most technology investors. However, many of these companies have very diverse product lines, long product life cycles, and strong balance sheets. These strengths provide the contrarian investor with the opportunity to buy healthy, growing companies with attractive return on capital measures at terrific prices. With time, we believe these companies can generate much higher valuations when their financial results improve.

On the other hand, the financial sector is substantially underweighted. This underweighting is not the result of some macro forecast for interest rates or any strong distaste for financial companies. It resulted simply because most sectors of the financial industry have performed quite well for several years, and the stocks do not fit the profile we are seeking. Also worth noting is that the Fund is not laden with deeply cyclical companies, such as steel or paper. While there will always be economically sensitive companies in the Fund, I would like it to be dominated by companies with what we believe are attractive long-term growth opportunities.


              ANNUAL REPORT - DECEMBER 31, 1997                       1

The biggest disadvantage of managing a contrarian fund is the absolute certainty of occasionally looking foolish. When a portfolio manager purchases the stock of a popular company and the stock declines, everyone asks, "What's wrong with that company's management team? They couldn't deliver what they promised."
In contrast, when a portfolio manager purchases the stock of a company having problems and the stock declines, people ask, "What's wrong with that portfolio manager? It was obvious that stock wasn't going to perform well." My request to you is to keep this in mind when you look at the performance of individual stocks in the Fund. If you cannot find something to dislike about some of these companies, they probably do not belong in a contrarian fund.

With a median price/book value ratio of just over 1.1, our portfolio of stocks is one of the cheapest available to fund investors. Yet we believe that all of these companies have the potential to sustain earnings at much higher levels. I am excited about the potential of this Fund and hope to reward richly those who showed early confidence in us and this investment style.

/s/ Daren Heitman

2                         ANNUAL REPORT - DECEMBER 31, 1997

PERFORMANCE (%)(1)
--------------------------------------------------------------------------------

                                    4Q                             Since
                                    1997                         Inception(2)

SMALL CAP CONTRARIAN               0.00                               0.00

RUSSELL 2000                       3.91                               3.91

S&P 500                            0.80                               0.80



SECTOR WEIGHTINGS (as of December 31, 1997)
--------------------------------------------------------------------------------

Other                       2.4%

Cash                       10.5%

Autos & Transportation      5.9%

Technology                 17.2%

Consumer Discretionary     19.3%

Producer Durables          12.7%

Consumer Staples            2.1%

Materials & Processing      4.5%

Energy                      4.9%

Health Care                13.1%

Financial Services          7.4%



              ANNUAL REPORT - DECEMBER 31, 1997                       3

PORTFOLIO CHARACTERISTICS(1)
--------------------------------------------------------------------------------

                                           SMALL CAP
                                           CONTRARIAN         RUSSELL 2000          S&P 500
PRICE/BOOK                                   1.19                2.85                4.11
PRICE/SALES                                  0.75                1.47                1.77
P/E RATIO (MEDIAN)                           28.5                21.9                21.6
-------------------------------------------------------------------------------------------------
EPS GROWTH CURRENT FISCAL                   0.20%               21.4%               12.6%
  YEAR AVERAGE
-------------------------------------------------------------------------------------------------
MARKET CAP $ WGHTD. MED.                 $140 million        $750 million         $34 billion
PORTFOLIO VALUE                          $4.8 million        $873 billion       $7,536 billion
NUMBER OF HOLDINGS                            36                1,894                 500
-------------------------------------------------------------------------------------------------
CUSIP #:                                   830833604
INITIAL INVESTMENT:                         $1,000
SUBSEQUENT INVESTMENT:                       $100




STOCK HIGHLIGHTS(3)
--------------------------------------------------------------------------------

INSURANCE AUTO AUCTIONS, INC. (IAAI)

Insurance Auto Auctions provides insurance companies with an outlet for selling totaled vehicles by holding periodic auctions for salvage buyers. Over the past few years, the company suffered under multi-year contracts that did not provide the firm with an adequate profit per vehicle processed. These contracts have nearly run their course, and Insurance Auto's new management is incorporating an attractive, fixed-fee margin into the new contracts. Despite an apparently imminent recovery in earnings, the shares are trading below stated book value. Our estimate for potential earnings per share is $1.50, including roughly $0.30 per share in non-cash goodwill amortization.

KOMAG, INCORPORATED (KMAG)

Komag manufactures the disks that store data in computer disk drives, a market expected to grow rapidly over the long term. As the technology leader, Komag has historically sold its products to the high-end disk drive market, which is currently suffering through a downturn. As a result, Komag's capacity is underutilized and profits are suffering. However, management is very strong, and the company has a long record of success in this market. At the current price, the stock is selling at 1.2x book value and a very low multiple of our estimate of potential earnings of $2.50 or more per share.


4                         ANNUAL REPORT - DECEMBER 31, 1997



TOP TEN HOLDINGS(3)                                             % OF NET ASSETS
--------------------------------------------------------------------------------
CREDIT ACCEPTANCE CORP.
  Automobile finance services                                         4.3%

QUEST DIAGNOSTICS INC.
  Diagnostic testing services                                         3.8%

BINKS-SAMES CORP.
  Spray coating equipment                                             3.8%

INSURANCE AUTO AUCTIONS, INC.
  Auto salvage                                                        3.8%

KOMAG, INC.
  Computer components                                                 3.5%

CLINTRIALS RESEARCH INC.
  Contract research firm                                              3.4%

BROWN & SHARPE MANUFACTURING
  Metrology instruments                                               3.0%

TRIGON HEALTHCARE, INC.
  Health maintenance organization                                     3.0%

ELSAG BAILEY PROCESS AUTOMATION N.V.
  Process control systems                                             3.0%

SENSORMATIC ELECTRONICS CORP.
  Anti-theft devices                                                  2.9%

TOP TEN HOLDINGS                                                     34.5%


NOTES TO PERFORMANCE

(1) The performance for the period December 15, 1997 (inception) through December 31, 1997, is a total return calculation (not annualized) which is described in the Fund's prospectus. Of course, past performance is no guarantee of future results. The principal value and return on your investment will fluctuate and on redemption may be worth more or less than your original cost.

    The Russell 2000 Index is an unmanaged, market value weighted index comprised of small-sized companies. The S&P 500 Index, a widely quoted stock market index, includes 500 of the largest companies publicly traded in America. All figures take into account reinvested dividends. All indexes and Fund characteristics are compiled by Frank Russell Company.

    Source: Frank Russell Company.

(2) Return is calculated from the Fund's inception on December 15, 1997.

(3) Fund holdings are subject to change and should not be considered a recommendation to buy individual securities.

This report is not authorized for distribution unless accompanied or preceded by a current prospectus.

There are risks of investing in a fund of this type which invests in stocks of small companies, which tend to be more volatile and less liquid than stocks of large companies.


Distributor: Funds Distributor Inc.



              ANNUAL REPORT - DECEMBER 31, 1997                       5

PORTFOLIO HOLDINGS as of December 31, 1997
--------------------------------------------------------------------------------

                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
COMMON STOCKS
AUTOS & TRANSPORTATION - 5.9%
  AUTO RELATED - 1.9%
APS Holding Corp.(a)               Aftermarket auto parts dist.    36,500     $  91,250

  OTHER TRANSPORTATION - 2.1%
Mesa Air Group, Inc.(a)            Regional airline                20,200        99,738

  RAILROAD - 1.9%
RailTex, Inc.(a)                   Freight services                 6,400        91,600
                                                                              ---------

  TOTAL AUTOS & TRANSPORTATION                                                  282,588

CONSUMER DISCRETIONARY - 19.3%
  COMMERCIAL SERVICES - 5.4%
Insurance Auto Auctions, Inc.(a)   Auto salvage                    15,500       178,250
Right Management
  Consultants, Inc.(a)             Outplacement & HR services       6,300        80,325
                                                                              ---------
                                                                                258,575
  CONSUMER PRODUCTS/SERVICES - 9.2%
American Residential
  Services, Inc.(a)                HVAC repair services             7,800       121,875
Drypers Corp.(a)                   Makes disposable diapers        11,600        68,150
Global Motorsport Group, Inc.(a)   Motorcycle accessories          11,200       130,200
LADD Furniture, Inc.(a)            Furniture manufacturer           7,800       117,000
                                                                              ---------
                                                                                437,225
  RETAIL - 4.7%
Discount Auto Parts, Inc.(a)       Auto parts stores                4,800        91,800
Lechters, Inc.(a)                  Housewares chain                25,500       129,094
                                                                              ---------
                                                                                220,894
                                                                              ---------

  TOTAL CONSUMER DISCRETIONARY                                                  916,694

CONSUMER STAPLES - 2.1%
ProSource, Inc.(a)                 Foodservice distribution        13,100        98,250

ENERGY - 4.9%
  EXPLORATION & PRODUCTION - 2.0%
Comstock Resources, Inc.(a)        Oil & gas producer               8,200        97,888

  OTHER ENERGY - 2.9%
Willbros Group Inc.(a)             Engineering/construction firm    9,100       136,500
                                                                              ---------

  TOTAL ENERGY                                                                  234,388


6                      ANNUAL REPORT - DECEMBER 31, 1997


---------------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
FINANCIAL SERVICES - 7.4%
  INSURANCE - 1.6%
Highlands Insurance
  Group, Inc.(a)                   P & C insurance                  2,000    $   56,750
Navigators Group, Inc. (The)       P & C insurance                  1,200        22,275
                                                                              ---------
                                                                                 79,025
  OTHER FINANCIAL SERVICES - 5.8%
Advanta Corp.                      Consumer finance                 2,800        71,050
Credit Acceptance Corp.(a)         Automobile finance services     26,300       203,825
                                                                              ---------
                                                                                274,875
                                                                              ---------

  TOTAL FINANCIAL SERVICES                                                      353,900

HEALTH CARE - 13.1%
  HEALTH CARE SERVICES - 10.2%
ClinTrials Research Inc.(a)        Contract research firm          20,800       163,800
Quest Diagnostics Inc.(a)          Diagnostic testing services     10,800       182,250
Trigon Healthcare, Inc.(a)         Health maintenance organ.        5,400       141,075
                                                                              ---------
                                                                                487,125
  MEDICAL EQUIPMENT/PRODUCTS - 2.9%
Allied Healthcare
  Products, Inc.(a)                Makes respiratory products      17,500       135,625
                                                                              ---------

  TOTAL HEALTH CARE                                                             622,750

MATERIALS & PROCESSING - 4.5%
  METAL FABRICATIONS - 2.5%
Atchison Casting Corp.(a)          Steel & iron castings            7,300       118,625

  STEEL/IRON - 2.0%
Birmingham Steel Corp.(a)          Steel mini-mill                  5,900        92,925
                                                                              ---------

  TOTAL MATERIALS & PROCESSING                                                  211,550

PRODUCER DURABLES - 12.7%
  MACHINERY - 6.8%
Binks-Sames Corp.                  Spray coating equipment          4,300       181,675
Brown & Sharpe Manufacturing(a)    Metrology instruments           13,900       141,606
                                                                              ---------
                                                                                323,281


                       ANNUAL REPORT - DECEMBER 31, 1997                       7


PORTFOLIO HOLDINGS as of December 31, 1997 (continued)
--------------------------------------------------------------------------------
                                            Company               Number      Market
                                          Description            Of Shares     Value
                                   ----------------------------  ---------  -----------
  OTHER PRODUCER DURABLES - 5.9%
Elsag Bailey Process
  Automation N.V.(a)               Process control systems          8,500  $    140,250
Sensormatic Electronics Corp.      Anti-theft devices               8,500       139,719
                                                                              ---------
                                                                                279,969
                                                                              ---------

  TOTAL PRODUCER DURABLES                                                       603,250

TECHNOLOGY - 17.2%
GENICOM Corp.(a)                   Computer support services        8,200        94,300
Imation Corp.(a)                   Data storage products            8,500       136,000
Komag, Inc.(a)                     Computer components             11,200       166,600
MEMC Electronic
  Materials, Inc.(a)               Produces silicon wafers          6,000        91,500
PSC Inc.(a)                        Bar coding equipment             7,200        94,950
Smartflex Systems, Inc.(a)         Flexible circuit assembler      12,000       114,000
Unit Instruments, Inc.(a)          Gas flow controllers            12,500       117,969
                                                                              ---------

  TOTAL TECHNOLOGY                                                              815,319

OTHER - 2.4%
SPACEHAB, Inc.(a)                  Lab & supply modules            10,900       115,130
                                                                              ---------

TOTAL COMMON STOCKS - 89.5%
(Cost: $4,242,649)                                                            4,253,819


8                       ANNUAL REPORT - DECEMBER 31, 1997


---------------------------------------------------------------------------------------
                                                                              Market
                                                                               Value
                                                                            -----------
MONEY MARKET INSTRUMENTS(b)
Yield 5.33% to 5.64%
  due January 1998 to September 1998
  American Family Financial Services                                        $   174,970
  General Mills, Inc.                                                           165,000
  Johnson Controls, Inc.                                                        180,744
  Pitney Bowes Credit Corp.                                                     165,000
  Sara Lee Corp.                                                                165,000
  Warner Lambert Corp.                                                          211,414
  Wisconsin Electric Power Corp.                                                212,000
                                                                              ---------

TOTAL MONEY MARKET INSTRUMENTS - 26.8%
(Cost: $1,274,128)                                                            1,274,128
                                                                              ---------

TOTAL INVESTMENTS - 116.3%
(Cost: $5,516,777)                                                            5,527,947

OTHER LIABILITIES LESS ASSETS - (16.3%)                                       (775,430)
                                                                              ---------

NET ASSETS - 100.0%                                                         $ 4,752,517
                                                                            -----------
                                                                            -----------


(a) Non-income producing security.

(b) Variable rate securities. Interest rates are reset every seven days. Rates disclosed represent rates in effect on December 31, 1997.

Based on cost of investments for federal income tax purposes of $5,516,777 on December 31, 1997, net unrealized appreciation was $11,170, consisting of gross unrealized appreciation of $94,423 and gross unrealized depreciation of $83,253.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       9

STATEMENT OF ASSETS & LIABILITIES as of December 31, 1997
--------------------------------------------------------------------------------

ASSETS
Investments, at value (Cost: $5,516,777)                            $ 5,527,947
Receivable for:
  Interest                                          $    3,655
  Shares sold                                           69,201           72,856
                                                    ----------
Organization costs, net of accumulated
  amortization of $438                                                   46,842
                                                                     ----------
Total assets                                                          5,647,645

LIABILITIES & NET ASSETS
Payable for:
  Securities purchased                              $  845,087
  Comprehensive management fee                           2,761
  Organization costs                                    47,280          895,128
                                                    ----------       ----------

Net assets applicable to shares
  outstanding                                                       $ 4,752,517
                                                                    -----------
                                                                    -----------
Shares outstanding--no par value
  (unlimited number of shares authorized)                               475,038
                                                                    -----------
                                                                    -----------
PRICING OF SHARES
Net asset value, offering price and
  redemption price per share                                        $     10.00
                                                                    -----------
                                                                    -----------
ANALYSIS OF NET ASSETS
Paid-in capital                                                     $ 4,741,347
Unrealized appreciation of investments                                   11,170
                                                                    -----------
Net assets applicable to shares outstanding                         $ 4,752,517
                                                                    -----------
                                                                    -----------



See accompanying notes to financial statements.


10                        ANNUAL REPORT - DECEMBER 31, 1997

STATEMENT OF OPERATIONS For the Period December 15, 1997(a) to December 31, 1997
--------------------------------------------------------------------------------

Interest income                                                       $   2,652

Expenses:
  Comprehensive management fee                                            2,758
  Amortization of organization costs                                        438
                                                                      ---------
Total expenses                                                            3,196
                                                                      ---------

Net investment loss                                                       (544)

Net change in unrealized appreciation                                    11,170
                                                                      ---------

Net increase in net assets resulting from operations                  $  10,626
                                                                      ---------
                                                                      ---------

(a) Commencement of operations.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       11

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                               For the period
                                                            12/15/97(a)-12/31/97
                                                            --------------------
From operations:
  Net investment loss                                               $      (544)
  Net change in unrealized appreciation                                  11,170
                                                                    -----------

Net increase in net assets resulting from operations                     10,626

From share transactions:
  Proceeds from shares sold                                           4,743,861
  Payments for shares redeemed                                           (1,970)
                                                                    -----------

Net increase in net assets resulting from share transactions          4,741,891
                                                                    -----------

Total increase in net assets                                          4,752,517


Net assets at beginning of period                                             0
                                                                    -----------

Net assets at end of period                                         $ 4,752,517

                                                                    -----------
                                                                    -----------

(a) Commencement of operations.

See accompanying notes to financial statements.



12                        ANNUAL REPORT - DECEMBER 31, 1997

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                For the period
                                                                  12/15/97(a)-
                                                                   12/31/97
                                                                ---------------
Net asset value at beginning of period                              $ 10.00
                                                                    -------
Income from investment operations
  Net investment loss                                                  0.00
  Net realized and unrealized gain on investments                      0.00
                                                                    -------
     Total from investment operations                                  0.00
                                                                    -------
Net asset value at end of period                                    $ 10.00
                                                                    -------
                                                                    -------

Total Return                                                          0.00%(b)

Ratios/Supplemental Data
  Ratio of expenses to average net assets                             1.71%(c)
  Ratio of net investment loss to average net assets                 (0.29%)(c)
  Portfolio turnover rate                                                0%(c)
  Net assets, end of period (in thousands)                          $ 4,753
                                                                    -------
                                                                    -------

Average commission rate paid on stock transactions for the period December 15, 1997 to December 31, 1997 was $0.0514 per share.

(a) Commencement of operations.
(b) For the period December 15, 1997 to December 31, 1997.
(c) Ratios have been determined on an annualized basis.

See accompanying notes to financial statements.


              ANNUAL REPORT - DECEMBER 31, 1997                       13

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

Skyline Funds is an open-ended, diversified investment management company which consists of Special Equities Portfolio, Special Equities II, and Small Cap Contrarian. The Funds commenced public offering of their shares as follows:
Special Equities Portfolio on April 23, 1987, Special Equities II on February 9, 1993, and Small Cap Contrarian on December 15, 1997. The following notes relate solely to the accompanying financial statements of Small Cap Contrarian ("Fund").

                                          1
                           SIGNIFICANT ACCOUNTING POLICIES

- SECURITY VALUATION - Investments are stated at value. Securities listed or admitted to trading on any national securities exchange or the Nasdaq National Market are valued at the last sales price on the principal exchange or market on which they are traded or listed or, if there has been no sale that day, at the most recent bid price. For certain fixed-income securities, Skyline Funds' Board of Trustees has authorized the use of a market valuations provided by a pricing service. Variable rate demand notes are valued at cost which equals market value. Securities or other assets for which market quotations are not readily available, which may include certain restricted securities, are valued at a fair value as determined in good faith by the Skyline Funds' Board of Trustees.

- SECURITY TRANSACTIONS AND INVESTMENT INCOME - Security transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premium and discount on money market instruments. Realized gains and losses from security transactions are reported on an identified cost basis.

- FUND SHARE VALUATION - Fund shares are sold and redeemed on a continuous basis at net asset value. Net asset value per share is determined as of the close of regular session trading on the New York Stock Exchange (normally 3:00 p.m. Central time), each day the Exchange is open for trading. The net asset value per share is determined by dividing the value of all securities and other assets, less liabilities, by the number of shares of the Fund outstanding.

- FEDERAL INCOME TAXES, DIVIDENDS, AND DISTRIBUTIONS TO SHAREHOLDERS - It is the Fund's policy to comply with the special provisions of the Internal Revenue Code available to regulated investment companies and, in the manner provided therein, to distribute all of its taxable income. Such provisions were complied with and, therefore, no federal income taxes have been accrued.

- EXPENSES - Expenses arising in connection with a Fund are allocated to that Fund. Other Skyline Funds expenses, such as trustees' fees, are allocated among the three Skyline Funds.

- RECLASSIFICATION - The 1997 net investment loss of $544 has been offset against paid-in capital at December 31, 1997.


14                        ANNUAL REPORT - DECEMBER 31, 1997

--------------------------------------------------------------------------------

                                          2
                             TRANSACTIONS WITH AFFILIATES

The Fund's Investment Adviser is Skyline Asset Management, L.P. ("Adviser"). For the Adviser's management and advisory services and the assumption of most of the Fund's ordinary operating expenses, the Fund pays a monthly comprehensive fee based on its average daily net assets at the annual rate of 1.50% of the first $200 million, 1.45% of the next $200 million, 1.40% of the next $200 million, and 1.35% of any excess over $600 million. The total comprehensive management fee paid for the period December 15, 1997 to December 31, 1997 was $2,785. The Adviser has agreed to reimburse the Fund to the extent that the aggregate annual expenses of the Fund, including the advisory fee and fees to unaffiliated trustees, but excluding extraordinary costs or expenses such as legal, accounting, or other costs or expenses not incurred in the normal course of the Fund's ongoing operations, exceed 1.75% of the average daily net assets of the Fund.

Certain officers and trustees of the Skyline Funds are also officers, limited partners or shareholders of limited partners of the Adviser. The Fund makes no direct payments to the officers or trustees who are affiliated with the Adviser.

For the period December 15, 1997 to December 31, 1997, no fees were paid by the Fund to the unaffiliated trustees.

In connection with the organization of the Fund, organizational costs of $47,280 was advanced to the Fund by the Adviser. This expense is being amortized on a straight line basis through December 15, 2002. The Fund will reimburse the Adviser for such expenses in equal installments without interest over 20 calendar quarters.

                                          3
                                  SHARE TRANSACTIONS

Shares sold and redeemed as shown in the statement of changes in net assets are as follows:

                                                               For the Period
                                                            12/15/97 to 12/31/97
                                                            --------------------
  Shares sold                                                         475,238

  Less shares redeemed                                                   (200)
                                                            -----------------
  Net increase in shares outstanding                                  475,038
                                                            -----------------
                                                            -----------------

                                          4
                               INVESTMENT TRANSACTIONS

Investment transactions (exclusive of money market instruments) for the period December 15, 1997 to December 31, 1997, are as follows:

  Cost of purchases                          $4,242,649
  Proceeds from sales                                 0


              ANNUAL REPORT - DECEMBER 31, 1997                       15

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Shareholders of Skyline Small Cap Contrarian and the Board of Trustees of Skyline Funds

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Skyline Small Cap Contrarian as of December 31, 1997, the related statements of operations and changes in net assets, and the financial highlights for the period December 15, 1997 (commencement of operations) to December 31, 1997. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of December 31, 1997 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Skyline Small Cap Contrarian at December 31, 1997 and the results of its operations, the changes in its net assets, and the financial highlights for the period December 15, 1997 to December 31, 1997, in conformity with generally accepted accounting principles.

                                        ERNST & YOUNG LLP

Chicago, Illinois
January 16, 1998


16                        ANNUAL REPORT - DECEMBER 31, 1997

REPORT FOR THE PERIOD ENDED DECEMBER 31, 1997
--------------------------------------------------------------------------------

This report, including the audited financial statements contained herein, is submitted for the general information of the shareholders of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless it is accompanied or preceded by a currently effective prospectus of the Fund.

Funds Distributor Inc. is the principal underwriter of Skyline Funds.




              ANNUAL REPORT - DECEMBER 31, 1997                       17

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18                        ANNUAL REPORT - DECEMBER 31, 1997

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              ANNUAL REPORT - DECEMBER 31, 1997                       19

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20                        ANNUAL REPORT - DECEMBER 31, 1997

For 24-hour Skyline Funds prices CALL:  1.800.828.2SKY
                                        (1.800.828.2759)

To speak with a Skyline Funds Representative
during normal business hours CALL: 1.800.458.5222
--------------------------------------------------------------------------------

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311 South Wacker Drive
Suite 4500
Chicago, Illinois 60606